Risk management	12 Months Ended
Dec. 31, 2017
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
30.	Risk management

30.1	Commodity price risk

Ecopetrol’s business is significantly impacted by international prices for crude oil and refined products. The prices for these products are volatile and drastic changes could adversely affect the Group business prospects and results of operations.

A large proportion of Ecopetrol’s sales revenues come from sales of crude oil, natural gas and refined products. These products are indexed to international reference prices such as the Brent index. Consequently, fluctuations in those international indexes have a direct effect on the financial condition and Group’s results of operations.

Prices of crude oil, natural gas and refined products have historically fluctuated as a result of a variety of factors including, among others, competition within the oil and natural gas industry; changes in international prices of natural gas and refined products; long-term changes in the demand for crude oil, natural gas and refined products; regulatory changes; changes in the cost of capital; adverse economic conditions; transactions in derivative financial instruments related to oil and gas and development or availability of alternative fuels.

The Ecopetrol Business Group has a policy approved by the Board of Directors that allows it to use derivative financial instruments in the organized over the counter (OTC) market to cover itself from the risk of price fluctuations of crude oil and refined products associated with physical transactions. The Group has established appropriate processes to handle risk which include constant monitoring of physical and financial markets to identify risks in order to subsequently prepare and execute hedging strategies.

Ecopetrol does not regularly use derivative instruments to hedge exposures to sales or purchase price risks. The impact of the settlement of the price hedges made in 2016 and 2015 was not material and was made as hedging instruments to mitigate risk at different price indices to the benchmark of the Group's international trade strategy on exports of crude and imports of products.

In 2017, hedging transactions were not carried out with derivative instruments. In 2016 and 2015, then outstanding price hedges were settled in full, with an impact on the result of the period of COP$3,181 and COP$4,141, respectively.

30.2	Exchange rate risk

The Ecopetrol Business Group operates mainly in Colombia makes sales in the local and international markets. It is exposed to exchange rate risk, which arises from various foreign currency exposures due to commercial transactions and assets and liabilities denominated in foreign currency. The impact of exchange rate fluctuations, especially the Colombian peso/U.S. dollar exchange rate, has been material in previous years. To mitigate this risk, the Group's risk management strategy involves the use of non-derivative financial instruments related to cash flow hedges for future exports and net investment of foreign operations to minimize exchange rate risk exposure.

The U.S. dollar/Colombian peso exchange rate has fluctuated over the last few years. The Colombian peso appreciated on average by 3.3% in 2017. During 2016 and 2015, the Colombian peso depreciated by 11.2% and 37.3%, respectively. The closing exchange rates were COP$2,984.00 COP $3,000.71 and COP $3,149.47 to US$1.00 for 2017, 2016 and 2015, respectively.

When the Colombian peso appreciates in relation to the U.S. dollar, export sales revenue decreases when converted to Colombian pesos; however, imported goods, oil services and interest on foreign debt denominated in U.S. dollars become less expensive. Conversely, when the Colombian peso depreciates, export revenues, when translated to Colombian pesos, increases, and imports and servicing of the external debt become more expensive.

The following table sets out the carrying amount for financial assets and liabilities denominated in foreign currency as of December 31, 2017 and 2016:

(in US$ Million)	2017	2016
Cash and cash equivalents	1,203	1,916
Other financial assets	1,072	1,367
Trade receivables and payables, net	(7)	(282)
Loans and borrowings	(12,590)	(15,172)
Net liability position	(10,322)	(12,171)

Of the total net liability position, US$8,532 million relates to financial liabilities designated as non-derivative hedging instruments of Ecopetrol, on which unrealized foreign exchange gains and losses are recognized in other comprehensive income, within equity. Likewise, US$ 1,699 million corresponds to the net liability position in U.S. dollars of Ecopetrol Business Group companies whose functional currency is the U.S. dollar, without affecting profit or loss and US$91 million correspond to the net liability position in U.S dollars of Ecopetrol Business Group companies whose functional currency is Colombian pesos with foreign exchange affects the profit or loss.

30.2.1	Sensitivity analysis for exchange rate risk

The Group’s risk management strategy involves the use of non-derivative financial instruments related to cash flow hedges for future exports and hedges of a net investment in a foreign operation in order to minimize exposure to currency rate risk, which is detailed below. The following is the effect of a change of 1% and 5% in the exchange rate of the Colombian peso as compared with the U.S. dollar, on the balance of financial assets and liabilities denominated in foreign currency as of December 31, 2017:

Scenario / Variation in the exchange rate	Effect on income before taxes (+/-)	Effect on other comprehensive income (+/-)
1%	2,715	305,293
5%	13,577	1,526,465

The sensitivity analysis only includes financial assets and liabilities in foreign currency at the closing date.

30.2.2	Cash flow hedge for future exports

Ecopetrol is exposed to foreign exchange risk given that a significant percentage of its income from crude oil exports is denominated in U.S. dollars. In recent years, the Group has acquired long-term debt for investment activities in the same currency in which it expects to receive the cash flow of its export sales revenues. This situation creates a natural hedge relationship due to the fact that the risks generated by the foreign exchange difference of export sales revenues when booked in Ecopetrol’s functional currency (Colombian pesos) are naturally hedged with the foreign exchange variances of the long-term debt, in line with the Group's risk management strategy.

With the objective of presenting in the financial statements the effect of the existing natural hedge between exports and debt, understanding that the exchange rate risk materializes when the exports are made, on October 1, 2015, the Board of Directors designated the sum of US$5,440 million of Ecopetrol's foreign currency debt as a hedge instrument of future revenue from crude oil exports, for the period 2015-2023, in accordance with IAS 39 - Financial instruments: Recognition and Measurement.

Hedge accounting records the impact on the statement of profit or loss at the time of realization of the hedged risk. For this to happen, every month when foreign currency debt is converted to Colombian pesos based on the closing rate for the period, the effects for exchange difference are recognized in other comprehensive income, within equity and, as crude oil exports take place and the hedge occurs and sales revenue is recognized, cumulative exchange differences held within other comprehensive income are reclassified to profit or loss statement, impacting operating income.

The following is the movement of foreign currency debt designated as a non-derivative hedging instrument for the years ended December 31, 2017 and 2016:

(US$ Million)	2017	2016
Hedging instrument at the beginning of the period	5,312	5,376
Reassignment of hedging instruments	1,803	870
Realization of exports	(1,803)	(870)
Capital payments (1)	(1,980)	(64)
Hedging instrument at the end of the period	3,332	5,312

(1)	On June 30, 2017, Ecopetrol prepaid the entire outstanding balance of the international syndicated loan whose nominal value was US$ 1,925 million and original maturity date was in February 2020.

The following is the movement of accumulated foreign currency gains and losses in respect of the cash flow hedge recognized in other comprehensive income for the years ended December 31, 2017 and 2016:

	2017	2016
Opening balance	(244,131)	217,291
Exchange difference	15,934	(724,395)
Reclassification to profit or loss	160,772	(33,074)
Ineffectiveness	(9,247)	-
Deferred income tax	(82,622)	296,047
Closing balance	(159,294)	(244,131)

The expected reclassification of the cumulative exchange rate difference in other comprehensive income to the profit or loss statement, taking an exchange rate of COP$2,984 per US$1.00 is as follows:

Year	Before taxes	Taxes	After taxes
2018	95,462	(33,439)	62,023
2019	66,039	(23,132)	42,907
2020	23,804	(8,338)	15,466
2021	21,541	(7,545)	13,996
2022	21,541	(7,545)	13,996
2023	16,786	(5,880)	10,906
	245,173	(85,879)	159,294

30.2.3	Hedge of a net investment in a foreign operation

The Board of Directors approved the application of net investment hedge accounting from June 8, 2016. The measure is intended to reduce the volatility of non-operating income due to exchange rate variations. The net investment hedge will be applied on a portion of Group’s investments in foreign operations, in this case on investments in subsidiaries which have the US dollar as their functional currency, using a portion of the Group’s US dollar denominated debt as the hedging instrument.

Ecopetrol designated the net investments in Ocensa, Ecopetrol America Inc., Hocol Petroleum Ltd. (HPL) and Reficar and as hedged items and as a hedging instrument and US$5,200 million of the Group’s US dollar debt as the hedging instrument.

The following is the movement of accumulated foreign currency gains and losses in respect of the net investment hedge recognized in other comprehensive income for the years ended December 31, 2017 and 2016:

	2017	2016
Opening balance	155,359	-
Exchange difference	(86,892)	231,879
Ineffectiveness	329	-
Deferred income tax	28,566	(76,520)
Closing balance	97,362	155,359

30.2.4	Hedging with derivatives to minimize currency risk

The Group carries out forwards hedging operations using the Non-Delivery modality, for mitigating the volatility of the exchange rate in the cash flow required for operations of its subsidiary, Ocensa, whose functional currency is the US dollar. The forward hedging instruments used enable setting sales prices in US dollars, mitigating the foreign exchange variation given Ocensa’s obligations relative to operational cost and tax payments are payable in Colombian pesos. The accounting policy applicable to this operation is described in the Note 4.1.5.1.

As of December 31, 2017, there are forward contracts with a net short position for US$325 million (2016 - US$323 million) with maturities between January and December 2018.

The impact on the statement of profit or loss for the settlement of these hedges amounted to COP$99,971 (2016- COP$42,865 of profit) and the amount recognized in the other comprehensive income was a gain of COP$35,769 (2016 gain of COP$33,869).

30.3	Credit risk

Credit risk is the risk that the Group may suffer financial losses as a consequence of default of: a) payments by its clients for the sale of crude oil, gas, products or services; b) financial institutions in which it keeps investments, or c) by counterparties with which it has contracted financial instruments.

30.3.1	Credit risk for customers

In the selling process of crude oil, gas, refined products and petrochemicals, and transport services, the Group may be exposed to credit risk in the event that customers fail to fulfill their payment obligations. The Group’s risk management strategy has designed mechanisms and procedures that aim to minimize such events, thus safeguarding the Group's cash flow.

The Group performs a continuous analysis of the financial strength of its counterparties, by classifying them according to their risk level and financial guarantees in the event of a default of payments. Similarly, the Group continuously monitors national and international market conditions for early alerts of major changes that may have an impact on the timely payment of obligations from customers of the Group.

Allowances for loan losses are set by individual analysis of each customer’s situation. The Group performs administrative and legal actions required to recover amounts past due and charges interest from customers that fail to comply with payment policies.

Ecopetrol does not have a significant concentration of credit risk. An aging analysis of the accounts receivable portfolio in arrears, but not impaired, as of December 31, 2017 and 2016 is as follows:

	2017	2016
Less than 3-month overdue	65,354	179,008
Between 3- and 6-month overdue	1,131	14,275
More than 6-month overdue	79,688	103,574
	146,173	296,857

30.3.2	Credit quality of resources in financial assets

Following the promulgation of Decree 1525 of 2008, which provides general rules on investments for public entities, Ecopetrol’s management established guidelines for our investment portfolios. These guidelines determine that investments in Ecopetrol’s U.S. dollar portfolio are generally limited to investments of our excess cash in fixed-income securities issued by entities rated A or higher in the long term and A1/P1/F1 or higher in the short term (international scale) by Standard &; Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings. In addition, Ecopetrol S.A. may also invest in securities issued or guaranteed by the U.S. government or Colombian government, without regard to the ratings assigned to such securities. In Ecopetrol’s Colombian Peso portfolio, it must invest our excess cash in fixed-income securities of issuers rated AAA in the long term, and F1+/BRC1+ in the short term (local scale) by Fitch Ratings Colombia or BRC Standard &; Poor’s. In addition, Ecopetrol may also invest in securities issued or guaranteed by the Colombian government without rating restrictions.

In order to diversify risk in our Colombian Peso portfolio, Ecopetrol does not invest more than 10% of the excess of cash in one specific issuer. In the case of our U.S. dollar portfolio, it does not invest more than 5% of the excess of cash in one specific issuer in the short term (up to one year), or 1% in the long term.

Ecopetrol’s investment portfolio in U.S. dollars is segmented into four tranches, each one matching our liquidity needs. The working capital tranche is calculated taking into account our cash flow needs for the next 60 days. The liquidity tranche is calculated as the contingent cash flow needs over the working capital, taking into account the development of capital expenditures related to projects. The asset liability tranche is built to match our long-term debt. The investment tranche includes the remaining amount of the total portfolio after deducting the amounts pertaining to the above mentioned tranches and after subtracting the Colombian Peso portfolio.

Ecopetrol’s investment portfolio in Colombian Pesos is segmented in two tranches, each one matching our liquidity needs. The first tranche is calculated taking into account our cash flow needs for the next 30 days, and the second tranche is built for investment purposes.

The credit rating of issuers and counterparties in transactions involving financial instruments is disclosed in Note 6 - Cash and cash equivalents, Note 7 - Other financial assets and Note 21 - Provisions for employee benefits.

30.4	Interest rate risk

Interest rate risk arises from Ecopetrol’s exposure to changes in interest rates because the Ecopetrol Business Group has investments in fixed and floating-rate instruments and has issued floating rate debt linked to LIBOR, DTF and IPC interest rates. Thus, interest rate volatility may affect the fair value and cash flows of the Group's investments and the financial expense of floating rate loans and financing.

As of December 31, 2017, 19% (2016, 31%) of the Group’s indebtedness is linked to floating interest rates. As a result, if market interest rates rise, financing expenses will increase, which could have an adverse effect on the results of operations.

Ecopetrol controls the exposure to interest rate risk by establishing limits to exposure duration, Value at Risk - VAR and tracking error.

Autonomous equities linked to Ecopetrol’s pension obligations are also exposed to changes in interest rates, as they include fixed and floating rate instruments that are marked to market. Colombian regulation for pension funds, as stipulated in the Decree 941 of 2002 and Decree 1861 of 2012, indicates that they have to follow the same regime as the regular obligatory pension funds in their moderate portfolio.

The following table provides information about the sensitivity of Group’s results and other comprehensive income for the next 12 months to variations in interest rate of 100 basis points:

	Effect on profit or loss (+/-)		Effect on Other Comprehensive Income (+/-)
	Financial assets	Financial Liabilities	Plan assets
+100 basis points	(66,120)	112,383	(171,031)
-100 basis points	66,120	(112,282)	183,988

A sensitivity analysis of discount rates on pension plan assets and liabilities is disclosed in Note 22 – Provisions for employee benefits.

30.5	Liquidity risk

The ability to access capital necessary to finance the Group’s investment plans on acceptable terms can be limited due to deterioration in market conditions. A new financial crisis could worsen risk perception in emerging markets.

Events impacting the political and regional environment of Colombia, could make it difficult for our subsidiaries to access capital markets. These conditions, together with potential significant losses in the financial services sector and changes in credit risk assessments, may make it difficult to obtain financing on favorable terms. As a result, the Group may be forced to review the opportunity and scope of its investment plans as necessary, or access financial markets under less favorable terms, thereby negatively affecting the Group’s results of operations and financial position.

Liquidity risk is managed in accordance with the Group’s policies aimed at ensuring that there are sufficient net funds to meet the Group's financial commitments within its maturity schedules with no additional costs. The main method for the measurement and monitoring of liquidity is cash flow forecasting.

During 2017, the Group used US$2,400 million as part of its liquidity surpluses to prepay part of its foreign currency debts that had original maturities between 2020 and 2021. The details of these movements are described in Note 20 - Loans and borrowings.

The following is a summary of the maturity of financial liabilities as of December 31, 2017. The amounts disclosed in the table are the contractual undiscounted cash flows. The payments in foreign currency were restated taking a constant exchange rate of COP$2,984.00 per US dollar. Consequently, these amounts may not reconcile with the amounts disclosed on the consolidated statement of financial position:

	Up to 1 year	1-5 years	5-10 years	> 10 years	Total
Loans (payment of principal and interest)	5,040,130	28,151,892	18,873,280	15,484,650	67,549,952
Trade and other payables	6,968,207	134,815	-	-	7,103,022
Total	12,008,337	28,286,707	18,873,280	15,484,650	74,652,974

30.6	Capital management

The main objective of the capital management of the Ecopetrol Business Group is to ensure a financial structure that optimizes the cost of capital, maximizes the rate of return to its shareholders and allows access to financial markets at a competitive cost to cover financing needs that support an investment grade credit rating profile.

Net financial debt is calculated by taking short-term and long-term loans and borrowings less cash and cash equivalents and investments in securities as of December 31 of each year. The level of leverage is calculated as the ratio between net financial debt and the sum of equity and net financial debt. The following is the information of these indicators as of December 31, 2017 and 2016:

	2017	2016
Loans and borrowings (Note 20)	43,547,835	52,222,027
Cash and cash equivalents (Note 6)	(7,945,885)	(8,410,467)
Other financial assets (Note 9)	(6,533,725)	(6,686,895)
Net financial debt	29,068,225	37,124,665
Equity (Note 24)	48,215,699	43,560,501
Leverage	37.61%	46.01%

The movement of the net financial debt is detailed in Note 20.8.